UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2023

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
     Officers; Compensatory Arrangements of Certain Officers
Resignation of C. Sean Day
    On June 30, 2023, C. Sean Day provided Compass Diversified Holdings (NYSE: CODI) and the Board of Directors (the “Board”) of Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified Holdings, “CODI”) with notice of his intent to resign as a director of the Company, effective June 30, 2023. The decision by Mr. Day to resign was related to personal health reasons and was not a result of any disagreement with CODI or the Board.

Appointment of Heidi Locke Simon
On July 5, 2023, per the recommendation of its Nominating and Corporate Governance Committee, the Board elected Ms. Heidi Locke Simon to fill the vacancy resulting from Mr. Day’s departure from the Board. Ms. Locke Simon’s election became effective as of July 5, 2023 and she will serve as a director until the next election of directors at the Company’s annual shareholders’ meeting to be held in fiscal year 2024. Ms. Locke Simon has been designated as a member of the Board’s Audit Committee.

There are no arrangements or understandings between Ms. Locke Simon and any other person pursuant to which she was nominated as a director, and, as of the date hereof, there are no transactions or proposed transactions between Ms. Locke Simon and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

As a non-management director, Ms. Locke Simon will receive compensation in the same manner as the Company's other non-management directors. The Company previously disclosed the terms of non-management director compensation in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2023.

Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
On July 5, 2023, CODI issued a press release regarding the changes to its Board, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information under this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of CODI dated July 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer